Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Crane Company (the “Registrant”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Max H. Mitchell, Chief Executive Officer of Crane Holdings, Co., pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Crane Holdings, Co.

This Certification accompanies this Annual Report on Form 10-K and shall not be treated as having been filed as part of this Annual Report on Form 10-K.

By /s/ Max H. Mitchell
Max H. Mitchell
Chief Executive Officer
March 30, 2023